UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2024, in connection with the Dividend (as defined below), the Compensation Committee of the Board of Directors (the “Board”) of Cornerstone Building Brands, Inc. (“us”, “our” or the “Company”) approved the payment of cash bonuses (the “Bonuses”) to employees of the Company who hold equity interests (“Partnership Interests”) of our indirect parent, Camelot Return Ultimate, LP (the “Partnership”), issued under the Camelot Return Ultimate 2022 Equity Incentive Plan (the “Equity Plan”). The Bonuses will provide payments of $22.6 million in the aggregate to the holders of Partnership Interests issued under the Equity Plan in lieu of participation in the Dividend. Partnership Interests issued under the Equity Plan will not otherwise participate in the Dividend.

Following the completion of the Dividend, the Bonuses will be paid to employees who hold Partnership Interests, including certain of named executive officers (“NEOs”), pro rata in proportion to their ownership of Partnership Interests, and will include a “gross up” amount intended to mitigate the tax consequences of the Bonus payments to these NEOs. Bonus payments in respect of unvested Partnership Interests will become payable only if and when the Partnership Interest vests, and will be forfeited if the Partnership Interest does not vest.

The Bonus amounts payable to these NEOs, including the “gross up” amounts, will be $5.3 million for Rose Lee, our President and Chief Executive Officer; $2.9 million for Jeffrey S. Lee, our Executive Vice President, Chief Financial Officer; and $0.8 million for Alena S. Brenner, our Executive Vice President, General Counsel and Corporate Secretary.

Item 8.01. Other Events.

On January 23, 2024, the Board approved the payment of a special dividend on our common stock in the aggregate amount of $231.6 million, which will be received by our direct parent Camelot Return Intermediate Holdings, LLC and further distributed to Camelot Return Parent, LLC, an indirect parent of the Company (“Parent”), which Parent will use to redeem all 1,950,000 preferred units of Parent held by CD&R Pisces Holdings, L.P. (the “Dividend”). The Dividend was completed on January 24, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: January 26, 2024